WEYERHAEUSER Investor Meetings June 2019

FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES This presentation contains statements and depictions that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, with respect to future goals and prospects, business strategies, cash flow, adjusted EBITDA targets, production, supply, dividend levels and sustainability, share repurchases, operating performance, operational excellence initiatives and targets, asset and portfolio review, levels of demand and demand drivers for our products, including U.S. housing starts and housing demand, pricing outlook for our products, export markets, lumber markets, including future Canadian share of U.S. lumber markets, lumber production and lumber mill capacity, capital structure, financial ratios, credit ratings, capital expenditure plans and priorities, debt levels and maturities. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements may be identified by our use of certain words in such statements, including without limitation words such as “anticipate,” “believe,” “committed,” “continue,” “continued,” “could,” “forecast,” “estimate,” “outlook,” “goal,” “will,” “plan,” “expect,” “sustainable,” “target,” “would” and similar words and terms and phrases using such terms and words. Depictions or illustrations that constitute forward-looking statements may be identified by graphs, charts or other illustrations indicating expected or predicted occurrences of events, conditions, performance or achievements at a future date or during future time periods. We may refer to assumptions, goals or targets, or we may reference expected performance through, or events to occur by or at, a future date, and such references may also constitute forward-looking statements. Forward-looking statements are based on management’s current expectations and assumptions concerning future events, and are inherently subject to uncertainties and factors relating to our operations and business environment that are difficult to predict and often beyond the company’s control. These and other factors could cause one or more of our expectations to be unmet, one or more of our assumptions to be materially inaccurate or actual results to differ materially from those expressed or implied in our forward-looking statements. Such factors include, without limitation: our ability to successfully execute our performance plans, including cost reductions and other operational excellence initiatives; the effect of general economic conditions, including employment rates, housing starts, interest rate levels, availability of financing for home mortgages and the relative strength of the U.S. dollar; market demand for our products, including demand for our timberland properties with higher and better uses, which in turn is related to the strength of various U.S. business segments and U.S. and international economic conditions; restrictions on international trade and tariffs imposed on imports or exports; the availability and cost of shipping and transportation; performance of our manufacturing operations, including maintenance and capital requirements; potential disruptions in our manufacturing operations; the level of competition from domestic and foreign producers; raw material availability and prices; energy prices; the effect of weather; changes in global or regional climate conditions and governmental response to such changes; the risk of loss from fires, floods, windstorms, hurricanes, pest infestation and other natural disasters; federal tax policies; the effect of forestry, land use, environmental and other governmental regulations; legal proceedings; performance of pension fund investments and related derivatives; the accuracy of our estimates of costs and expenses related to contingent liabilities; the effect of timing of retirements and changes in market price of our common stock on charges for share-based compensation; changes in accounting principles; and other factors described in filings we make from time to time with the Securities and Exchange Commission, including without limitation the risk factors described in our annual report on Form 10-K for the year ended December 31, 2018. There is no guarantee that any of the anticipated events or results articulated in this presentation will occur or, if they occur, what effect they will have on the company’s results of operations or financial condition. The forward-looking statements contained herein apply only as of the date of this presentation and we do not undertake any obligation to update these forward-looking statements. Nothing on our website is intended to be included or incorporated by reference into, or made a part of, this presentation. Also included in this presentation are certain non-GAAP financial measures, which management believes complement the financial information presented in accordance with U.S. generally accepted accounting principles. Management believes such non-GAAP measures may be useful to investors. Our non- GAAP financial measures may not be comparable to similarly named or captioned non-GAAP financial measures of other companies due to potential inconsistencies in how such measures are calculated. A reconciliation of each presented non-GAAP measure to its most directly comparable GAAP measure is provided in the appendices to this presentation. 2

WEYERHAEUSER OVERVIEW WE ARE THE LARGEST PRIVATE OWNER OF OUR TIMBERLANDS IN NORTH AMERICA WOOD WE HAVE OVER PRODUCTS SUPERIOR OPERATIONS ARE 12.212.2 QUALITY, MILLION 85% INDUSTRY MILLIONACRES LEADING DIVERSITY ACRES OF OUR BUSINESS AND ASSETS IN AND TIMBERLANDS LOW COST MARKET REACH WY RYN PCH CTT WE ARE A WE’VE MADE ALMOST WE’RE COMMITTED TO A WE ARE $20 $550 MILLION SUSTAINABLE 100% IN SUSTAINABLE AND BILLION CERTIFIED OPERATIONAL GROWING TO THE TIMBER REIT EXCELLENCE DIVIDEND ONE OF THE LARGEST IMPROVEMENTS REITS IN THE U.S. SINCE 2014 AND HAVE A STRONG ESG REPUTATION 3 Market capitalization as of April 30, 2019. All other amounts as of December 31, 2018.

STRONG ESG REPUTATION: More than a Century of Industry-Leading Practices WE ARE THE ONLY ETHISPHERE We are in the We have a North American forestry continues to name us top 50 of the 100 Best “Winning” rating or wood products one of the Corporate Citizens, from 2020 Women company on the World’s Most Ethical according to Corporate on Boards Dow Jones Companies® Responsibility Magazine Sustainability Indices We’re also listed on numerous other ESG and socially responsible investment indices 1900 1930 1941 1942 2000 2005 Company founded by Led the industry to Established first tree Established first forest 100% certified to First listing on Frederick Weyerhaeuser develop sustainable farm in the U.S. research facility in U.S. Sustainable Forestry Dow Jones practices Initiative (SFI) Sustainability Index 4

2019 FOCUS AREAS OPERATIONAL Focus on cost, reliability EXCELLENCE » and customers PEOPLE Accelerate development DEVELOPMENT » and build bench strength CAPITAL Maintain disciplined approach ALLOCATION » to drive value for shareholders Reinforce progress and CULTURE ✓ » emphasize focused innovation 5

WEYERHAEUSER’S INVESTMENT THESIS CAPITAL SHAREHOLDER PORTFOLIO PERFORMANCE ALLOCATION VALUE ▪ Premier ▪ Operational ▪ Return cash to timber, land, excellence shareholders SUPERIOR and wood ▪ Most value ▪ Invest in our RELATIVE products from every businesses TOTAL assets acre SHAREHOLDER ▪ Maintain RETURN appropriate capital structure FOCUSED ON DRIVING VALUE FOR SHAREHOLDERS 6 6

THREE BUSINESS SEGMENTS REAL ESTATE, WOOD TIMBERLANDS ENERGY & NATURAL PRODUCTS RESOURCES Largest private timberland Maximizing value Leading wood products owner in the U.S. from every acre manufacturer ▪ Unmatched scale and ▪ Premium recreation and ▪ Low-cost and diversity conservation lands well-positioned ▪ Superior quality and ▪ Valuable surface and ▪ Lumber, OSB, productivity subsurface resources Engineered Wood, ▪ Sustainably certified Distribution 7

TIMBERLANDS: Largest private U.S. owner with unmatched quality, diversity and scale ▪ 50 hardwood and softwood species NORTH ▪ Diverse lumber and fiber markets ▪ Premium value hardwood sawlogs 2.4 MILLION ACRES WEST 2.9 MILLION ACRES ▪ High value Douglas fir ▪ Diverse domestic and export customers ▪ Unique access to premium Japanese export market SOUTH ▪ Superior quality Southern Yellow Pine 6.9 MILLION ▪ Access to all Southern markets ACRES ▪ Emerging export business Total acres as of December 31, 2018. 8

REAL ESTATE & ENR: Maximizing the value of every acre REAL ESTATE ENERGY & NATURAL RESOURCES IDENTIFIED AVO ACRES LEASES & AGREEMENTS North 22% 1.6 South West North MILLION 58% AVO West ACRES 20% South ENR EBITDA MIX Determine timber net present value for 1 60% Aggregates & each acre industrial minerals 2 Identify opportunities to capture premium 35% Oil & natural gas value (Asset Value Optimization — AVO) 5% Wind, solar & other Deliver a premium to timber net 3 present value AVO acres as of December 31, 2018. EBITDA percentages are approximate based on 2018 full year results. 9

WOOD PRODUCTS: Industry leading North American producer 3RD LUMBER PRODUCTION 4TH OSB PRODUCTION 19 LUMBER MILLS 5.0 billion board feet capacity 6 ORIENTED STRAND BOARD MILLS 3.0 billion square feet capacity 1 MEDIUM DENSITY FIBERBOARD MILL ST 6 ENGINEERED WOOD MILLS 265 million square feet capacity 1 43 million cubic feet solid section capacity* ENGINEERED 18 DISTRIBUTION FACILITIES (Not shown) 3 VENEER / PLYWOOD MILLS WOOD 610 million square feet plywood capacity WY OWNED AND LICENSED TIMBERLANDS REVENUE Revenue and statistics for full year 2018. Source: Competitor reports, public filings, APA. Engineered Wood revenue includes solid section and I-Joist products. *Production capacity for engineered wood mills represents total press capacity. Three facilities also produce I-Joists to meet market demand. In 2018, 10 approximately 25% percent of the total press production was converted into 191 million lineal feet of I-Joist.

WEYERHAEUSER’S INVESTMENT THESIS CAPITAL SHAREHOLDER PORTFOLIO PERFORMANCE ALLOCATION VALUE ▪ Premier ▪ Operational ▪ Return cash to timber, land, excellence shareholders SUPERIOR and wood ▪ Most value ▪ Invest in our RELATIVE products from every acre businesses TOTAL assets SHAREHOLDER ▪ Maintain RETURN appropriate capital structure FOCUSED ON DRIVING VALUE FOR SHAREHOLDERS 11 11

2019 OPX TARGETS 275 $40-50 250 225 ACHIEVED $543 MM 200 2014-2018 TARGET 175 $80-$100 MM IN 2019 150 125 $20 $10 $214 100 $10-15 $1-5 75 50 $ MILLIONS MILLIONS $ $99 $83 $75 $72 25 0 TIMBERLANDS LUMBER OSB EWP DISTRIBUTION » KEY INITIATIVES » ▪ Harvest and transportation ▪ Reliability ▪ Controllable cost ▪ Controllable cost ▪ Product margins productivity ▪ Controllable cost ▪ Reliability ▪ Improved recovery ▪ Operating costs ▪ Marketing and ▪ Improved recovery ▪ Improved recovery ▪ Product mix ▪ Selling expenses merchandising ▪ Product mix ▪ Product mix ▪ Silviculture best practices 12

OPX: Relative performance

ADJUSTED EBITDA* / ACRE OWNED

WESTERN TIMBERLANDS


$240
$200
$160
$120
$80
$40
2011 2012 2013 2014 2015 2016 2017 2018 2019 Q1 LTM

Weyerhaeuser vs Rayonier, NCREIF

SOUTHERN TIMBERLANDS


$80
$60
$40
$20
$0
2011 2012 2013 2014 2015 2016 2017 2018 2019 Q1 LTM

Weyerhaeuser vs Rayonier, NCREIF^

ADJUSTED EBITDA MARGIN*

LUMBER+


30%
25%
20%
15%
10%
5%
0%
-5%
2011 2012 2013 2014 2015 2016 2017 2018 2019 Q1 YTD

Weyerhaeuser vs West Fraser, Canfor, Interfor

ORIENTED STRAND BOARD


50%
40%
30%
20%
10%
0%
-10%
2011 2012 2013 2014 2015 2016 2017 2018 2019 Q1 YTD

Weyerhaeuser vs LP, Norbord

ENGINEERED WOOD PRODUCTS


18%
15%
12%
9%
6%
3%
0%
-3%
2011 2012 2013 2014 2015 2016 2017 2018 2019 Q1 YTD

Weyerhaeuser vs Boise, LP

DISTRIBUTION


6%
4%
2%
0%
-2%
-4%
-6%
-8%
2011 2012 2013 2014 2015 2016 2017 2018 2019 Q1 YTD

Weyerhaeuser vs Boise, BlueLinx

Peer results for Timberlands include EBITDA from other non-timber sources. Weyerhaeuser reports this income in its Energy & Natural Resources business. Including other non-**timber income would increase Weyerhaeuser's EBITDA/acre by $4 in the West and $7 in the South in 2018.**

* See appendix for reconciliation to GAAP amounts. | ^ NCREIF South average acres for 2018. | +2017-2019 results for all companies include expenses for softwood lumber countervailing and anti-dumping duties. | Source for competitor data: public SEC filings, National Council of Real Estate Investment Fiduciaries (NCREIF).

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REAL ESTATE & ENR: OpX progress and targets PREMIUM TO TIMBER VALUE ADJUSTED EBITDA* $264 MM 65% $241 MM INCREASED 55% 2019 TARGET TO $270 MM 2017 2018 2017 2018 » KEY INITIATIVES » ▪ Continually refine AVO acreage ▪ Exceed 30% premium to timber value ▪ Capture additional value from surface and subsurface assets * See appendix for reconciliation to GAAP amounts. 14

DRIVING FINANCIAL PERFORMANCE STRONG EARNINGS POWER DEMONSTRATED TRACK RECORD » from scale timber and land portfolio and » of improved execution lower volatility wood products operations ADJUSTED EBITDA* ADJUSTED CASH FROM OPERATIONS+ $2.1 $2.0 $1.9 $1.5 $1.6 $1.4 $1.2 $1.3 $BILLIONS $BILLIONS $0 2016 2017 2018 2019 2016 2017 2018 2019 Q1 LTM Q1 LTM * See appendix for reconciliation to GAAP amounts. + Adjusted cash from operations, as we define it, is net cash from operations adjusted for significant non-recurring items. See appendix for reconciliation to GAAP amounts. 15

WEYERHAEUSER’S INVESTMENT THESIS CAPITAL SHAREHOLDER PORTFOLIO PERFORMANCE ALLOCATION VALUE ▪ Premier ▪ Operational ▪ Return cash to timber, land, excellence shareholders SUPERIOR and wood ▪ Most value ▪ Invest in our RELATIVE products from every businesses TOTAL assets acre SHAREHOLDER ▪ Maintain RETURN appropriate capital structure FOCUSED ON DRIVING VALUE FOR SHAREHOLDERS 1616

RETURNING CASH TO SHAREHOLDERS $7.5 BILLION RETURNED TO SHAREHOLDERS SINCE 2014 SUSTAINABLE OPPORTUNISTIC AND GROWING DIVIDEND SHARE REPURCHASE Quarterly dividend per share INCREASED $0.34 REPURCHASED 127% $0.32 SINCE 2011 $0.31 $0.29 $3.2 $0.22 $0.20 BILLION $0.17 $0.15 SINCE 2014 2011 2012 2013 2013 2014 2015 2017 2018 Q1 Q4 Q2 Q3 Q3 Q3 Q4 Q3 ► $440 million of authorization remaining 17

INVESTING IN OUR BUSINESSES: Disciplined capital expenditures for 2019 $120 million of sustaining capex TIMBERLANDS » Reforestation and silviculture Roads and infrastructure $250 million; lower than 2018 WOOD PRODUCTS » Projects to reduce cost and improve reliability Maintenance capex REAL ESTATE, Very minimal expenditures ENERGY & NATURAL RESOURCES » Primarily entitlement activities CORPORATE » $10 million for IT systems » REDUCED TO $380 MILLION IN 2019 » 18

MAINTAIN APPROPRIATE CAPITAL STRUCTURE DEBT FINANCIAL RATIOS CREDIT RATINGS ▪ $6.2 billion long-term ▪ Achieved target ratios ▪ Solid investment grade debt outstanding ▪ Target: Net debt to ▪ Moody’s: Baa2 stable ‒ 96% fixed rate Adjusted EBITDA ≤ 3.5x ▪ S&P: BBB stable ‒ No maturities until 2021 over the cycle ▪ Revolving line of credit ▪ Target: Net debt to ‒ $1.5 billion total capacity enterprise value ≤ 25% ‒ Used for working capital over the cycle management STRONG BALANCE SHEET AND FINANCIAL FLEXIBILITY Amounts as of March 31, 2019. 19

WEYERHAEUSER’S INVESTMENT THESIS CAPITAL SHAREHOLDER PORTFOLIO PERFORMANCE ALLOCATION VALUE ▪ Premier ▪ Operational ▪ Return cash to timber, land, excellence shareholders SUPERIOR and wood ▪ Most value ▪ Invest in our RELATIVE products from every acre businesses TOTAL assets SHAREHOLDER ▪ Maintain RETURN appropriate capital structure FOCUSED ON DRIVING VALUE FOR SHAREHOLDERS 20 20

FUNDAMENTALS SUPPORT CONTINUED GROWTH IN U.S. HOUSING ▪ Solid economic fundamentals ▪ Favorable mortgage rates ▪ Millennials are the largest demographic cohort ▪ Builders are responding to demand for affordable product U.S. HOUSING STARTS SEASONALLY ADJUSTED ANNUAL RATE 2.5 Forecast* 2.0 Multi-family Single-family 1.5 FEA RISI 1.0 MILLIONS 0.5 0.0 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 Source: Bureau of Census, *FEA, *RISI QUARTERLY ANTICIPATE CONTINUED MODERATE GROWTH IN U.S. HOUSING STARTS 21

REPAIR & REMODEL ACTIVITY STRONG ▪ Housing stock continues to age, with median age of approximately 40 years old ▪ Rising home equity supports home improvement activity ▪ Expect continued growth in repair & remodel expenditures U.S. HOUSING STOCK U.S. REPAIR & REMODEL UNITS BY VINTAGE TOTAL SPENDING 25,000 Forecast 350 20,000 300 250 15,000 200 10,000 $BILLIONS 150 THOUSAND THOUSAND UNITS 100 5,000 50 - 0 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 ANNUAL YEAR OF CONSTRUCTION Source: U.S. Census Bureau 2017 American Housing Survey Source: Harvard Joint Center for Housing Studies 22

WEATHER DELAYED BUILDING SEASON ▪ Record precipitation across the U.S. ▪ Housing starts and construction activity delayed ▪ Weather in key building regions has yet to improve ▪ Anticipate building products demand will accelerate as weather clears MAY 2019 PRECIPITATION PERCENT OF NORMAL Source: NOAA as of May 28, 2019 23

LUMBER: Expect rising demand and pricing KEY DRIVERS NORTH AMERICAN LUMBER CONSUMPTION BY END USE, 2018 ▪ Repair & remodel and new residential construction activity will drive New increased demand Repair & Residential Remodel 29% ▪ Demand growth expected to outpace 40% industry capacity additions ▪ Expect strengthening market dynamics as 2019 progresses PRICING OUTLOOK Non-Residential Industrial FRAMING LUMBER COMPOSITE & Other 25% 550 6% Forecast* Source: FEA 500 450 FEA NORTH AMERICAN LUMBER DEMAND AND CAPACITY 400 90 Forecast RISI 350 Demand Capacity QTD 75 FEA 300 $/MBF 60 250 Demand 200 45 Rising Approx. 150 2 BBF 2005 2007 2009 2011 2013 2015 2017 2019 2021 BBF 30 Per Year Through Source: Random Lengths, *FEA, *RISI QUARTERLY Q2 QTD as of 5/24/19 15 2021 0 SENSITIVITY 2005 2007 2009 2011 2013 2015 2017 2019 2021 Source: FEA ANNUAL $10/MBF ≈ $45 million EBITDA 24

LUMBER: Canadian supply decreasing KEY DRIVERS CANADIAN LUMBER EXPORTS TO U.S. 25 40% Canadian Lumber Exports to U.S. Canadian Share of U.S. Consumption 35% ▪ Canadian share of US lumber market 20 continues to decline 30% 25% - 20% duties on Canadian lumber 15 20% - Log supply declining due to BC fires, 10 pine beetle and AAC reductions 15% EXPORTS IN BBF IN EXPORTS 10% ▪ U.S. Southern lumber production rising 5 as Canadian production declines 5% SHARE OF CONSUMPTION IN PERCENT IN CONSUMPTION OF SHARE 0 0% 2004 2006 2008 2010 2012 2014 2016 2018 Source: Random Lengths, FEA ANNUAL NORTH AMERICAN LUMBER PRODUCTION SENSITIVITY SHARE, BY REGION 35% 2% Canadian share of US market Forecast = 1 BBF lumber consumption 30% US South 25% 20% British Columbia 15% SHARE OF PRODUCTION IN PERCENT IN OF PRODUCTION SHARE 10% 2005 2007 2009 2011 2013 2015 2017 2019 2021 Source: FEA ANNUAL 25

WESTERN SAWLOGS: Solid demand from domestic and export markets KEY DRIVERS JAPAN HOUSING STARTS 1.0 WOOD-BASED ▪ Steady Japanese demand for premium logs 0.8 ▪ Strong Chinese demand for U.S. logs in 2018, 0.6 despite tariffs 0.4 0.2 ▪ Domestic demand supported by continued UNITS MILLION growth in U.S. housing 0.0 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 Source: MLIT ANNUAL WESTERN PRICING OUTLOOK 45 CHINA SOFTWOOD LOG IMPORTS DELIVERED DOUGLAS FIR #2 40 FROM ALL COUNTRIES 900 Forecast* 35 FEA 30 800 25 700 RISI 20 YTD 15 600 10 500 5 0 MILLION CUBIC METERS CUBIC MILLION $/MBF 400 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 300 Source: China Gov't Statistics, FEA China Bulletin Customs Code Numbers: 4403-2000 Logs, ANNUAL coniferous 200 100 0.6 U.S. WESTERN HOUSING STARTS 0 0.5 Single-family Multi-family 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 0.4 Source: Log Lines, *FEA, *RISI ANNUAL YTD as of April 2019 0.3 MILLIONS 0.2 0.1 SENSITIVITY 0 $20/MBF ≈ $30 million EBITDA 2002 2004 2006 2008 2010 2012 2014 2016 2018 Source: Bureau of Census, FEA ANNUAL 26

SOUTHERN SAWLOGS: Improving demand and pricing KEY DRIVERS U.S. SOUTH CAPACITY ADDITIONS 2017-2021 ▪ New Southern lumber capacity coming online Over ▪ Emerging Southern log export programs 5.5 BBF Announced ▪ WY uniquely positioned to benefit - Aligned with rising production across the South - Well positioned in markets with greatest pricing runway New Sawmill Capacity Announced New Sawmill Capacity PRICING OUTLOOK Completed DELIVERED SOUTHERN AVG PINE SAWLOG WY Timberlands 60 Forecast* WY Export Facility Source: Forisk, Company Reports 55 50 SAWMILL CAPACITY ADDITIONS FEA ANNOUNCED AND COMPLETED BY STATE 2017-2021 RISI 45 1,500 $/GREEN TON $/GREEN YTD 40 1,200 Strong Growth 900 in Gulf and 35 Mid-South 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 MMBF 600 Source: Timber Mart-South, *FEA, *RISI ANNUAL YTD as of March 2019 300 SENSITIVITY 0 $5/ton ≈ $70 million EBITDA OK NC LA TX SC FL AR MS AL GA Source: Forisk, Company Reports 27

OSB: Demand growth supports market fundamentals KEY DRIVERS NORTH AMERICAN OSB CONSUMPTION BY END USE, 2018 ▪ New residential construction and repair & Repair & Remodel remodel activity will drive increased demand 25% ▪ Operating rates exceeded 90% in 2018 New Residential ▪ Industry capacity growth serving rising demand 54% Industrial 10% Non- Residential & Other PRICING OUTLOOK Source: FEA 11% NORTH CENTRAL OSB 450 Forecast* NORTH AMERICAN OSB CAPACITY 400 35 AND DEMAND 350 Forecast Operating Capacity Non-Operating Capacity Demand 300 FEA 30 250 RISI 200 25 QTD $/MSF 150 20 3/8" Demand 100 Rising Approx. 50 BSF 15 1 BSF Per Year 0 Through 2005 2007 2009 2011 2013 2015 2017 2019 2021 10 2021 Source: Random Lengths, *FEA, *RISI Q2 QTD as of 5/24/19 QUARTERLY 5 SENSITIVITY 0 2005 2007 2009 2011 2013 2015 2017 2019 2021 $10/MSF ≈ $30 million EBITDA Source: FEA ANNUAL 28

WEYERHAEUSER’S INVESTMENT THESIS CAPITAL SHAREHOLDER PORTFOLIO PERFORMANCE ALLOCATION VALUE ▪ Premier ▪ Operational ▪ Return cash to timber, land, excellence shareholders SUPERIOR and wood ▪ Most value ▪ Invest in our RELATIVE products from every acre businesses TOTAL assets SHAREHOLDER ▪ Maintain RETURN appropriate capital structure FOCUSED ON DRIVING VALUE FOR SHAREHOLDERS 29 29

APPENDIX 30

31

2018 ACCOMPLISHMENTS CAPITAL ALLOCATION PERFORMANCE RETURNED NEARLY GENERATED OVER ✓ $1.4 BILLION ✓ $2 BILLION to shareholders of EBITDA** for the second year in a row INCREASED QUARTERLY ✓ INCREASED DIVIDEND by 6% ✓ Real Estate & ENR EBITDA ** by REPURCHASED OVER 10% ✓ $365 MILLION of common shares CAPTURED ✓ $44 MILLION REDUCED PENSION of OpX ✓ LIABILITIES by over $2 BILLION* * Includes annuity purchase transaction communicated in August 2018 and completed in January 2019. ** Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes 32 results from joint ventures. See appendix for reconciliation to GAAP amounts.

ADJUSTED EBITDA RECONCILIATION

$ Millions	2016	2017	2018	2019 Q1 LTM[1]
Adjusted EBITDA[2]	$ 1,583	$ 2,080	$ 2,032	$ 1,853
Depletion, depreciation & amortization	(512)	(521)	(486)	(489)
Basis of real estate sold	(109)	(81)	(124)	(160)
Unallocated pension service costs	(5)	(4)	—	—
Special items included in operating income	(135)	(343)	(28)	(40)
Operating Income (GAAP)	$ 822	$ 1,131	$ 1,394	$ 1,164
Non-operating pension and other postretirement benefit (costs) credits	48	(62)	(272)	(718)
Interest income and other	65	40	60	58
Net Contribution to Earnings	$ 935	$ 1,109	$ 1,182	$ 504
Interest expense, net	(431)	(393)	(375)	(389)
Income taxes	(89)	(134)	(59)	75
Net Earnings from Continuing Operations	$ 415	$ 582	$ 748	$ 190
Earnings from discontinued operations, net of income taxes	612	—	—	—
Net Earnings (GAAP)[3]	$ 1,027	$ 582	$ 748	$ 190

1. LTM = last twelve months.
2. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.
3. Net earnings for 2018 and 2019 Q1 LTM includes net charges of $122 million and $476 million, respectively, of after-tax non-operating special items which are reported in non-operating pension and other postretirement benefit (costs) credits, interest income and other, interest expense, net, and income taxes.

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ADJUSTED EBITDA RECONCILIATION: Timberlands

$ Millions	2011	2012	2013	2014	2015	2016	2017	2018	2019 Q1 LTM[1]
West	$279	$258	$373	$571	$459	$443	$508	$532	$464
South	226	298	328	410	430	426	383	351	343
North	29	28	32	47	41	26	23	19	20
Other	(15)	(8)	46	2	7	6	22	-	-
Adjusted EBITDA including Legacy Plum Creek operations[2,4]	$519	$576	$779	$1,030	$937	$901	$936	$902	$827
Less: EBITDA attributable to Plum Creek[3]	175	203	235	291	260	36	-	-	-
Weyerhaeuser Timberlands Adjusted EBITDA[4]	$344	$373	$544	$739	$678	$865	$936	$902	$827
Depletion, Depreciation & Amortization	(138)	(143)	(168)	(207)	(208)	(366)	(356)	(319)	(313)
Special Items	-	-	-	-	-	-	(48)	-	-
Operating Income (GAAP)	$206	$230	$376	$532	$470	$499	$532	$583	$514
Interest Income and Other	4	3	4	-	-	-	-	-	-
Loss Attributable to Non-Controlling Interest	-	1	-	-	-	-	-	-	-
Net Contribution to Earnings	$210	$234	$380	$532	$470	$499	$532	$583	$514

1. LTM = last twelve months
2. Results exclude Real Estate, Energy & Natural Resources, which was reported as part of legacy Weyerhaeuser's Timberlands segment, and include Plum Creek. West includes Plum Creek Washington and Oregon operations. South includes Plum Creek Southern Resources. North includes Plum Creek Northern Resources less Washington and Oregon. Results from Longview Timber are included in Other for 2013 and in Western Timberlands for 2014 and forward. Other also includes results from international operations and certain administrative charges.
3. Results represent Plum Creek Timberlands EBITDA from October 1, 2011 through February 18, 2016.
4. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

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ADJUSTED EBITDA RECONCILIATION: Wood Products

$ Millions	2011	2012	2013	2014	2015	2016[1]	2017	2018	2019 Q1 YTD[2]
Lumber	($7)	$130	$317	$319	$212	$289	$459	$459	$47
OSB	(4)	143	247	46	41	183	359	329	19
EWP	6	17	45	79	114	145	173	177	47
Distribution	(37)	(29)	(33)	2	10	25	38	32	4
Other	(1)	(15)	(2)	-	(5)	(1)	(12)	(10)	(2)
Adjusted EBITDA[3]	($43)	$246	$574	$446	$372	$641	$1,017	$987	$115
Depletion, Depreciation & Amortization	(151)	(133)	(123)	(119)	(106)	(129)	(145)	(149)	(46)
Special Items	(52)	6	(10)	-	(8)	-	(303)	-	-
Operating Income (GAAP)	($246)	$119	$441	$327	$258	$512	$569	$838	$69
Interest Income and Other	3	1	-	-	-	-	-	-	-
Net Contribution to Earnings	($243)	$120	$441	$327	$258	$512	$569	$838	$69

1. Amounts presented reflect the results of operations acquired in our merger with Plum Creek Timber, Inc. beginning on the merger date of February 19, 2016.
2. YTD = year to date
3. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

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ADJUSTED EBITDA RECONCILIATION: Real Estate, Energy & Natural Resources $ Millions 2017 2018 Real Estate $178 $196 Energy & Natural Resources West 11 12 North 7 9 South 45 47 Adjusted EBITDA1 $241 $264 Depletion, Depreciation & Amortization (15) (14) Basis of Real Estate Sold (81) (124) Operating Income (GAAP) $145 $126 Interest Income and Other 1 1 Net Contribution to Earnings $146 $127 1. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results. 36

ADJUSTED CASH FROM OPERATIONS RECONCILIATION 2019 $ Millions 2016 2017 2018 Q1 LTM1 Adjusted Cash from Operations2 $1,229 $1,393 $1,508 $1,303 Cash paid for income taxes related to the sale of our Cellulose Fibers businesses (494) — — — Cash paid for product remediation — (192) (96) (41) Cash contribution to our U.S. qualified pension plan — — (300) (300) Net Cash from Operations (GAAP) $735 $1,201 $1,112 $962 1. LTM = last twelve months 2. Adjusted cash from operations is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted cash from operations, as we define it, is net cash from operations adjusted for significant non-recurring items. Adjusted cash from operations should not be considered in isolation and is not intended to represent an alternative to our GAAP results. 37